SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 15, 2009

                               AXA FINANCIAL, INC.
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             (Exact name of Registrant as specified in its charter)



          Delaware                       1-11166                 13-3623351
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)



1290 Avenue of the Americas
New York, New York                                              10104
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(Address of principal executive offices)                      (Zip Code)


                                 (212) 554-1234
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              (Registrant's telephone number, including area code)

                                      None
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             (Former name or address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

On December 15, 2009, the Registrant, the Registrant's parent, AXA, and AXA Financial (Bermuda) Ltd., a wholly owned subsidiary of the Registrant entered into a new credit agreement (the "Credit Agreement") with certain major European lending institutions.

The Credit Agreement provides for an unsecured revolving credit facility in the amount of (Euro)1,400,000,000 (or its equivalent in Optional Currencies). The obligations of the Registrant and AXA Financial (Bermuda) Ltd. Are guaranteed by AXA. Amounts under the Credit Agreement may be borrowed for general corporate purposes until its maturity date, the fifth anniversary of the closing date of the Credit Agreement. The rate on interest on each loan for each interest period is the percentage rate per annum, which is equal to the aggregate of the applicable Margin, LIBOR or, in relation to any Loan in euro, EURIBOR; and Mandatory Cost, if any (each as defined in the Credit Agreement)

The Credit Agreement contains customary representations and warranties, covenants and conditions precedent to borrowing. The Credit Agreement also contains customary events of default. Upon the occurrence of an event of default, all outstanding borrowings under the Credit Agreement may be accelerated and become immediately due and payable.

Certain of the lenders under the Credit Agreement and their affiliates have performed and/or may in the future perform various commercial banking, investment banking and other financial advisory services for the Registrant, AXA and its affiliates for which they have received and/or will receive customary fees and expenses. In addition, the Registrant and some of its subsidiaries have entered into derivative arrangements with certain of the lenders and their affiliates.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information related to the Credit Agreement discussed under Item 1.01 above is hereby incorporated by reference under this Item 2.03.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AXA FINANCIAL, INC.


Date:  December 18, 2009                    By: /s/ Dave Hattem
                                            --------------------------------
                                            Name:  Dave Hattem
                                            Title: Senior Vice President and
                                                   Deputy General Counsel








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